Exhibit D-1

FUNDAMENTAL INVESTMENT RESTRICTIONS RECOMMENDED TO BE AMENDED
(as discussed in Proposal 3)

		FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE AMENDED	FUNDAMENTAL INVESTMENT RESTRICTIONS TO REMAIN UNCHANGED
Franklin Templeton Variable Insurance Products Trust
Franklin Flex Cap Growth Securities Fund	1).	Borrowing	1).	Underwriting
	2).	Lending
	3).	Investments in Real Estate
	4).	Investments in Commodities
	5).	Issuing Senior Securities
	6).	Concentration
	7).	Diversification of Investments
Franklin Global Communications Securities Fund	1).	Borrowing	1).	Underwriting
	2).	Lending
	3).	Investments in Real Estate
	4).	Investments in Commodities
	5).	Issuing Senior Securities
	6).	Concentration
	7).	Diversification of Investments
Franklin Growth and Income Securities Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin High Income Securities Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Income Securities Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Large Cap Growth Securities Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments

D-1-1

		FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE AMENDED		FUNDAMENTAL INVESTMENT RESTRICTIONS TO REMAIN UNCHANGED
Franklin Large Cap Value Securities Fund	1).	Borrowing	1).	Underwriting
	2).	Lending
	3).	Investments in Real Estate
	4).	Investments in Commodities
	5).	Issuing Senior Securities
	6).	Concentration
	7).	Diversification of Investments
Franklin Money Market Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Real Estate Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments[1]
Franklin Rising Dividends Securities Fund	1).	Borrowing	1).	Underwriting
	2).	Lending
	3).	Investments in Real Estate
	4).	Investments in Commodities
	5).	Issuing Senior Securities
	6).	Concentration
	7).	Diversification of Investments
Franklin Small Cap Value Securities Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Small-Mid Cap Growth Securities Fund	1).	Borrowing	1).	Underwriting
	2).	Lending
	3).	Investments in Real Estate
	4).	Investments in Commodities
	5).	Issuing Senior Securities
	6).	Concentration
	7).	Diversification of Investments
Franklin Strategic Income Securities Fund	1).	Borrowing	1).	Underwriting
	2).	Lending	2).	Diversification of Investments
	3).	Investments in Real Estate
	4).	Investments in Commodities
	5).	Issuing Senior Securities
	6).	Concentration
____________________

1	While this Fund’s fundamental policy regarding diversification is proposed to be amended in Proposal 3, if approved by shareholders, such amendment will only take effect if shareholders do not approve Proposals 6-9.

D-1-2

	FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE AMENDED		FUNDAMENTAL INVESTMENT RESTRICTIONS TO REMAIN UNCHANGED
Franklin U.S. Government Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Zero Coupon Fund – 2010	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Mutual Discovery Securities Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Mutual Shares Securities Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Templeton Developing Markets Securities Fund	1).	Borrowing	1).	Underwriting
	2).	Lending
	3).	Investments in Real Estate
	4).	Investments in Commodities
	5).	Issuing Senior Securities
	6).	Concentration
	7).	Diversification of Investments
Templeton Foreign Securities Fund	1).	Borrowing	1).	Underwriting
	2).	Lending
	3).	Investments in Real Estate
	4).	Investments in Commodities
	5).	Issuing Senior Securities
	6).	Concentration
	7).	Diversification of Investments
Templeton Global Asset Allocation Fund	1).	Borrowing	1).	Underwriting
	2).	Lending
	3).	Investments in Real Estate
	4).	Investments in Commodities
	5).	Issuing Senior Securities
	6).	Concentration
	7).	Diversification of Investments

D-1-3

	FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE AMENDED		FUNDAMENTAL INVESTMENT RESTRICTIONS TO REMAIN UNCHANGED
Templeton Global Income Securities Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
– Non-diversified[2]
Templeton Growth Securities Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
____________________

2	Only the Fund’s investment restriction that relates to the investment diversification requirements of §817(h) of the Code is recommended to be eliminated. It is not proposed that such Fund’s status as a non-diversified investment company be changed.

D-1-4